Exhibit 99.1

February 19, 2026

Bitcoin Depot Announces Reverse Stock Split

ATLANTA, Feb. 19, 2026 (GLOBE NEWSWIRE) – Bitcoin Depot Inc. (NASDAQ: BTM) (the “Company”) announced today that it will effect a one-for-seven (1:7) reverse stock split (“Reverse Split”) of its Common Stock (as defined below) that will become effective on February 23, 2026, at 12:01 a.m., Eastern time (the “Effective Time”). The Company’s Class A Common Stock will continue to trade on The Nasdaq Capital Market (“Nasdaq”) under the symbol “BTM” and will begin trading on a split-adjusted basis when the market opens on February 23, 2026. The new CUSIP number for the Class A Common Stock following the Reverse Split will be 09174P 303. The Company’s publicly traded warrants will continue to be traded on the Nasdaq under the symbol “BTMWW,” and the CUSIP number for the publicly traded warrants will remain unchanged.

On January 12, 2026, stockholders holding a majority of the voting power of the then outstanding shares of Voting Stock (as defined below) took action by written consent to authorize the Company’s board of directors (the “Board”) to effect a reverse stock split with a ratio in a range from and including one-for-five (1:5) up to and including one-for-twenty (1:20). On February 12, 2026, the Board approved a one-for-seven (1:7) Reverse Split ratio. The Company has filed a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State for the State of Delaware to effect the Reverse Split at the Effective Time.

For purposes of this press release: “Voting Stock” means, collectively, shares of our (i) Class A Common Stock, (ii) Class B Common Stock, (iii) Class M Common Stock, (iv) Class O Common Stock, and (v) Class V Common Stock, in each case with a par value $0.0001 per share; and “Common Stock” means, collectively, the Voting Stock and shares of our (i) Class E-1 Common Stock, (ii) Class E-2 Common Stock, and (iii) Class E-3 Common Stock, in each case with a par value $0.0001 per share.

Following the Reverse Split, the par value of each applicable series of Common Stock will remain unchanged. The Charter Amendment will not change the authorized number of shares of Common Stock or preferred stock. No fractional shares will be issued in connection with the Reverse Split. Stockholders who would otherwise be entitled to receive a fractional share of Common Stock as a result of the Reverse Split will instead receive a cash payment, without interest or deduction, equal to (a) the fraction of one share to which such holder would otherwise be entitled multiplied by (b) the volume weighted average price per share of Class A Common Stock on the Nasdaq (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source selected by the Company) for the period of the five consecutive trading days ending on and including the full trading day prior to the Effective Time (before giving effect to the Reverse Split). The Reverse Split will affect all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity (other than as a result of the treatment of fractional shares).

As of the Effective Time, and in proportion to such decrease in the aggregate number of shares of Class A Common Stock outstanding, we will also decrease the number of shares of Class A Common Stock issuable upon exercise of, and increase the exercise price of, each whole warrant exercisable for one share of Class A Common Stock. Specifically, as of the Effective Time, every seven shares of Class A Common Stock that may be purchased pursuant to the exercise of warrants will represent one share of Class A Common Stock that may be purchased pursuant to such warrants. The exercise price per share for each warrant following the Reverse Split will equal $80.50, which is equal to $11.50, the exercise price per share immediately prior to the Reverse Split, multiplied by a fraction (x) the numerator of which shall be the number of shares of Class A Common Stock purchasable upon the exercise of the warrants immediately prior to the Reverse Split, and (y) the denominator of which shall be the number of shares of Class A Common Stock so purchasable immediately thereafter.

Additionally, outstanding equity-based awards granted pursuant to the Company’s 2023 Omnibus Incentive Plan and the number of shares of Class A Common Stock reserved for issuance under thereunder and other outstanding securities convertible or exchange into Common Stock will be proportionately adjusted in accordance with the terms thereof or as otherwise specified by the Board.

Shortly following the Effective Time, stockholders of record will be receiving information from Continental Stock Transfer & Trust, the Company’s transfer agent, regarding their stock ownership following the Reverse Split. Stockholders who hold their shares in brokerage accounts or in “street name” are not required to take any action in connection with the Reverse Split.

Additional information on the Reverse Split can be found in the Company’s definitive information statement filed with the Securities and Exchange Commission on January 23, 2026, which is available on the SEC’s website at www.sec.gov and on the Company’s website.

About Bitcoin Depot

Bitcoin Depot was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into Bitcoin, which users can deploy in the payments, spending and investing space. Users can convert cash to bitcoin at Bitcoin Depot kiosks in 47 states and at thousands of name-brand retail locations in 31 states through its BDCheckout product. The Company has the largest market share in North America and operates over 9,000 kiosk locations globally as of August 2025. Learn more at www.bitcoindepot.com.

Contacts:

Investors

Cody Slach

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com

Media

Brenlyn Motlagh, Ryan Deloney

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. Forward-looking statements are often identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements are subject to a number of risks and uncertainties which are described in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K filed on March 24, 2025 and our subsequent Quarterly Reports on Form 10-Q. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.